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                                                                  Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Diacrin, Inc., on Form S-8 of our report dated January 16, 1997 included in Diacrin, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.
                                                 /s/  Arthur Andersen LLP
                                                 ------------------------
                                                 Arthur Andersen LLP



Boston, Massachusetts
July 16, 1997

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